EXHIBIT 10.2
Confidential
Execution Copy
PURCHASE AGREEMENT
This Purchase Agreement (“Agreement”) is made effective as of the 1st day of November, 2005 (the “Effective Date”), by and between Caterpillar Inc., a Delaware corporation with principal offices in Peoria, Illinois (“Caterpillar”), and A.S.V., Inc., a Minnesota corporation with principal offices in Grand Rapids, Minnesota (“ASV”). Caterpillar and ASV are sometimes referred to individually as “party” and collectively as “parties”.
Recitals
A.	ASV desires to supply to Caterpillar, and Caterpillar desires to purchase from ASV, rubber-tracked undercarriages for certain multi-terrain loader (“MTL”) machines manufactured by Caterpillar or its affiliates pursuant to the terms herein.

B.	In connection with this Agreement, the parties are simultaneously entering into an agreement which will govern the terms and conditions under which ASV will register the shares of ASV common stock held by Caterpillar (the “Registration Rights Agreement”).
For the mutual promises and covenants contained herein and in the Registration Rights Agreement, the receipt and sufficiency of which are acknowledged, the parties hereby mutually agree as follows:
1.	Products Covered by this Agreement.
a.	Description. This Agreement sets forth the terms and conditions under which ASV will develop and manufacture for use, sale or distribution by Caterpillar (1) those ASV undercarriage systems set forth on Exhibit A attached hereto and incorporated herein by reference (the “ASV Product”), for the Caterpillar A Series, B Series and ***** MTL machines set forth on Exhibit A (collectively, the “Caterpillar Machines”) and (2) replacement parts and components used in the manufacturing of ASV Product (“OEM Aftermarket Parts”, together with ASV Product, “Product”). Unless otherwise agreed upon by the parties, “Caterpillar Machines” shall not include ***** MTL machines or any other machine or product not listed on Exhibit A. Loegering Mfg. Inc. and its products and parts are expressly excluded from the scope of this Agreement.

b.	Features. ASV Product will be incorporated on Caterpillar Machines in accordance with agreed upon written specifications, as may be amended or updated from time to time in writing by the mutual agreement of both parties (the “Base Product Specifications”), including those component and functional specifications requested by Caterpillar (unless ASV can provide reasonable written evidence to Caterpillar that ASV has already used or conceived of such specifications, features or components prior to Caterpillar’s request) under a request for proposal, and agreed upon by ASV, which specifications differentiate Caterpillar Machines and ASV Product from similar machines and undercarriages in the market, including those set forth on Exhibit B, attached hereto and incorporated herein by reference, as amended from time to time by a written amendment signed by both parties (the “Cat Specifications,” together with Base Product Specifications, the “Specifications”). Any

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Confidential
Execution Copy
subsequent feature, specification and resulting design, process or engineering change to an ASV Product or the Specifications requires the agreement of the parties prior to introduction of such change. If ASV does not agree upon a feature change to the ASV Product reasonably requested by Caterpillar, then Caterpillar may develop, make, have made, sell or distribute or outsource the development, manufacture, sale or distribution of, the affected ASV Product incorporating the feature change subject to the terms and conditions of Section 11(b) should the product contain any ASV intellectual property.

c.	Development and Production Schedule. ASV will develop and validate each ASV Product for ***** Caterpillar Machines to meet agreed upon reliability and quality requirements of Caterpillar’s new product development plan for the ***** Caterpillar Machines. ASV will complete such development of the ASV Product for ***** Caterpillar Machines for pilot production and full production within the timeframe set forth in the applicable, agreed upon Caterpillar new product introduction program.
2.	Purchase and Sale of ASV Product.
a.	Scope. Subject to ASV meeting, to Caterpillar’s satisfaction, the QCLDM Goals (defined in Section 3) and the other terms and conditions set forth herein, Caterpillar will purchase from ASV one hundred percent (100%) of its sales and manufacturing requirements in North American markets for those undercarriages produced to the Specifications for the Caterpillar Machines as set forth on Exhibit A and ASV will sell to Caterpillar one hundred percent (100%) of Caterpillar’s requirements for undercarriages produced to the Specifications. Until such time as current export markets are sourced outside of North America pursuant to Section 2(b), such export markets are included within the scope of Caterpillar’s sales and manufacturing requirements with respect to North American markets under this Agreement. ASV understands that Caterpillar makes no guarantee as to the quantity of Product it will require or that it will require Product at all.

b.	Other Sources.
(1)	Notwithstanding anything contained herein to the contrary, Caterpillar may source Product from suppliers other than ASV to the extent necessary to enable Caterpillar to meet, outside of North America, governmentally determined local country sourcing or minimum content requirements, whether mandated or established by other means such as quotas, duties or fiscal incentives or penalties; provided, however, that such alternative sourcing shall be permitted solely with respect to Caterpillar’s sales and manufacturing requirements outside of North America and shall be permitted only if ASV cannot meet the Local Requirements under Section 2(b)(2).

(2)	If Caterpillar sources or manufactures Caterpillar Machines outside of North America, then, subject to ASV meeting, to Caterpillar’s satisfaction, the capacity requirements for the applicable geographic area, as provided to ASV pursuant to Section 2(c) (“Capacity Requirements”), the Caterpillar sourcing requirements for the specified geographic areas (the “Sourcing Requirements”), and the local country minimum content requirements (“Content Requirements”, together with the Sourcing Requirements, the “Local

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Confidential
Execution Copy
Requirements”), then Caterpillar will purchase one hundred percent (100%) of its requirements, for sales outside of North America, of ASV undercarriages produced to the Specifications for inclusion on the Caterpillar Machines set forth in Exhibit A. ASV will submit a proposal for or decline such business within the reasonable timeframe indicated by Caterpillar.

(3)	If ASV is unwilling or ASV has indicated it is unable to meet the Local Requirements, then ASV would grant to Caterpillar a license to the ASV intellectual property necessary to fulfill Caterpillar’s requirements with respect to the specified geographic area under the terms and conditions set forth in Section 11(b). If ASV is unwilling or ASV has indicated it is unable to meet the Capacity Requirements, then ASV would grant to Caterpillar a license to the ASV intellectual property necessary to fulfill Caterpillar’s requirements with respect to the specified geographic area under the terms and conditions set forth in Section 11(c). Alternatively, if ASV is unwilling or ASV has indicated it is unable to meet the Local Requirements or the Capacity Requirements, then Caterpillar may source undercarriages for Caterpillar Machines from a third party for Caterpillar’s sales and manfacturing requirements only for geographic areas outside of North America provided that Caterpillar does not utilize ASV intellectual property.
c.	Forecasts. Monthly, Caterpillar will provide ASV a non-binding, written forecast of its requirements for ASV Product for the following twelve (12) month period. Unless otherwise agreed to by the parties, the first three (3) months of such updated forecasts shall be firm on the parties, and the remaining nine (9) months shall be the parties’ best estimate but shall not be binding on either party. Annually, Caterpillar will provide ASV a non-binding written forecast of its long-term capacity requirements for a period of approximately two to five years following the date of delivery of such written long-term capacity forecast.

d.	New Machines.
(1)	The parties may, from time to time, engage in formal discussions (i.e., initiated when Caterpillar submits a written request for proposal (“RFP”) to ASV) regarding development of undercarriages (“Discussions”) for any Caterpillar machine not included in the definition of Caterpillar Machines (a “New Machine”).
(A)	If the New Machine Discussions could represent a new, exclusive opportunity for ASV, ASV agrees to maintain such Discussions on a confidential and exclusive basis with Caterpillar until Caterpillar provides ASV Notice (as defined below) or until the transaction is complete.

(B)	If the New Machine Discussions would only represent an existing, non-exclusive opportunity for ASV, then (i) ASV could pursue this opportunity with others in the marketplace, subject to the other terms of this Agreement and Caterpillar and (ii) Caterpillar would be free to purchase all, some or none of its requirements for undercarriages for the New Machines from ASV or any other supplier.

(C)	ASV will send a written notice to Caterpillar within ten (10) days of the date of Caterpillar’s RFP, indicating in such notice if this opportunity would constitute a new opportunity for ASV or if ASV is already formally discussing a similar opportunity with a third party for a machine within the same size class, and competitive with, the New Machine proposed by Caterpillar.

Confidential
Execution Copy
(2)	If, as a result of such Discussions, the parties reach agreement on various commercial terms, including pricing, related to ASV’s supply of undercarriages for such New Machine, then the parties will negotiate a separate joint development agreement.

(3)	If after engaging in Discussions with ASV regarding development of an undercarriage for a New Machine, Caterpillar decides to source undercarriages for the New Machine from another supplier, or to manufacture such undercarriage itself, then Caterpillar will notify ASV of this decision (“Notice”). Caterpillar will provide to ASV a Notice upon the completion of the applicable “Caterpillar A Review.”

(4)	Except as otherwise set forth herein, beginning three (3) months after the date of such Notice, ASV may sell undercarriages to OEM’s (other than Caterpillar and its affiliates) for incorporation on machines that compete with or are similar to the New Machine listed in such notice (but not competitive with Caterpillar Machines) (“Permitted OEM Machines”) so long as those ASV undercarriages do not use or incorporate any Cat Specifications or intellectual property obtained from Caterpillar, including, but not limited to, any Caterpillar specification included in Caterpillar’s RFP, other than any specification, feature or component for which ASV can provide reasonable written evidence that ASV used or conceived of such specification, feature or component prior to the date of ASV’s receipt of such RFP, and, in the case of the ***** Caterpillar Machine, either (A) Caterpillar is selling and distributing the particular New Machine or (B) 18 months has passed from the date of the Notice. Notwithstanding anything herein to the contrary, under no circumstances will ASV sell, or license others to sell, undercarriages for a New Machine, or any other undercarriage, made using or incorporating any Cat Specifications or any other intellectual property obtained from Caterpillar.

(5)	ASV may sell ASV Product produced to Cat Specifications only to (1) Caterpillar, or Caterpillar affiliates designated by Caterpillar, for inclusion on Caterpillar Machines or (2) ASV dealers for inclusion on ASV machines. ASV may not sell, directly or indirectly, ASV Product to any third party manufacturing, distributing or selling Competitive Machines (defined below). Except as otherwise set forth herein, nothing will prevent ASV from developing, manufacturing and selling its undercarriages to other machine manufacturers, including without limitation undercarriages for New Machines as contemplated under Section 2(d) above, unless (1) the undercarriages sold incorporate any Cat Specifications, any Cat intellectual property or any other intellectual property obtained from Caterpillar or (2) the machines for which the undercarriages are sold compete with Caterpillar Machines (“Competitive Machines”). Further, ASV will not license, or purport to license, to any third party, (A) any Caterpillar intellectual property or other intellectual property obtained from Caterpillar, (B) any Cat Specifications or (C) any ASV intellectual property in a manner that would result in such third party competing with Caterpillar with respect to the Caterpillar Machines in a manner that would be otherwise be prohibited under the terms of this Agreement had the activities of such third party been conducted directly by ASV. “Competitive Machines” include MTLs, compact track loaders, all surface loaders and other rubber track loaders within the same size class (based on rated operating capacity) as the Caterpillar Machines on Exhibit A (except with respect to any Permitted OEM Machines). Competitive Machines

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Confidential
Execution Copy
do not include Permitted OEM Machines that compete with New Machines included in a Notice.
e.	If ASV violates Section 2(a) or 2(d), then, in addition to other remedies that Caterpillar may have under law or equity, Caterpillar will no longer be required to purchase its requirements for undercarriages from ASV and will be allowed to manufacture, or outsource the manufacture of, ASV Product using the relevant ASV intellectual property without restriction and pursuant to the Product License described in Section 11(c).

f.	Purchase and Sale of Aftermarket Parts.
(1)	Caterpillar will purchase 100% of its requirements for ASV proprietary OEM Aftermarket Parts from ASV so long as ASV remains competitive in terms of cost, quality, reliability and pricing of substitutable parts and components. A current listing of the ASV proprietary and non-proprietary OEM Aftermarket Parts is set forth on Attachment 1 to Exhibit C. “Proprietary OEM Aftermarket Parts” are defined as those parts that are designed and built specifically for the ASV Product. “Non-Proprietary OEM Aftermarket Parts” are defined as those parts that are not designed and built specifically for the ASV Product. Caterpillar may purchase Non-Proprietary OEM Aftermarket Parts from sources other than ASV, but must not represent such parts as ASV OEM Aftermarket Parts.

(2)	Caterpillar and ASV will sell OEM Aftermarket Parts only to their respective authorized machine dealers and not through other parts resellers.
3.	Quality, Cost, Logistics, Development and Management. Caterpillar will monitor ASV’s performance under this Agreement using quality, cost, logistics, development and management goals agreed upon in writing by the parties (“QCLDM Goals”). The QCLDM Goals will be reviewed and agreed upon by the parties on an annual basis.
4.	ASV Product Prices. Both ASV and Caterpillar are committed to controlling and reducing costs, and both recognize that effective cost control is of the essence to this Agreement. While this Agreement is in effect, ASV will maintain a cost control and reduction program with respect to Product, and will review costs on a regular basis for progress toward the objective of reducing ASV’s prices to Caterpillar. A constant interaction between Caterpillar’s and ASV’s engineering personnel is essential. Any cost increases or engineering, processes, design or material changes in Product must be documented and agreed to in advance in writing by both parties.
a.	Price for ASV Product included on B Series Caterpillar Machines. ASV will sell to Caterpillar and designated Caterpillar affiliates ASV Product for inclusion on existing B Series Caterpillar Machines at the prices set forth on Table 1 of Exhibit C attached hereto and incorporated herein by reference (the “B Series Prices”). *****.

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Confidential
Execution Copy
b.	Price for ASV Product included on ***** Caterpillar Machines.
(1)	Subject to Section 4(b)(4), the price for ASV Product included on ***** Caterpillar Machines will be the lesser of: (A) ASV Manufacturing Costs plus an amount to generate a *****% gross profit margin for ASV; and (B) the applicable maximum price set forth on Table 2 of Exhibit C. Similar to the current methodology being used by the parties, “ASV Manufacturing Costs” will include the actual costs incurred by ASV, in accordance with US GAAP, in connection with manufacturing ASV Product for Caterpillar for (W) direct material, (X) direct labor, (Y) direct burden, including shipping and delivering ASV Product to Caterpillar and (Z) the overhead allocated at ASV’s overhead application rate and based upon manufacturing overhead expenses agreed upon by the parties incurred as a result of manufacturing, testing, painting, shipping and delivering ASV Product to Caterpillar. Caterpillar or its representatives may audit ASV’s books and records to confirm the ASV Manufacturing Costs used in determining Production Price (defined in Section 4(b)(2)).

(2)	Subject to Section 4(b)(1), the parties will determine the price referenced in Section 4(b)(1)(A) above for ***** Caterpillar Machines at two points in time: first, upon the initial production of the ***** Caterpillar Machines (“Initial Production Price”); and second, upon completion of ASV’s production ramp up, i.e., ***** (“Production Price”). Subject to Section 4(b)(1), if mutually agreed by the parties, the *****.

(3)	Subject to Section 4(b)(1), the lesser of: (A) the Initial Production Price; and (B) the applicable maximum price set forth on Table 2 of Exhibit C will apply to ASV Product sold to Caterpillar for ***** Caterpillar Machines during the 2006 calendar year. Subject to Section 4(b)(1), the lesser of: (Y) the Production Price; and (Z) the applicable maximum price set forth on Table 2 of Exhibit C will apply to ASV Product sold to Caterpillar for ***** Caterpillar Machines during the 2007 calendar year.

(4)	Beginning on *****, a *****% year-over-year price reduction will apply to the current Production Price for the remainder of the term set forth in Section 6(b).

(5)	*****.

(6)	Exhibit D accurately details ASV’s cost build-up of the Production Prices and maximum prices set forth on Table 2 of Exhibit C.
c.	Shipping Costs. The margins/prices listed on Table 2 of Exhibit C include ASV’s freight and delivery costs to ship ASV Product to the Caterpillar facility located in Sanford, North Carolina (the “Facility”). The parties will agree in advance upon the allocation of freight and delivery costs for transportation of ASV Product to facilities other than the Facility. Both parties will review such shipping costs annually. However, if Caterpillar or ASV identifies a lower cost shipping source which meets each party’s quality, cost and delivery requirements, ASV will have the option to either (1) change to the identified source to allow Caterpillar to realize the full amount of such cost reduction or (2) reduce the purchase price by the identified reduction.

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Confidential
Execution Copy
5.	Payment. Caterpillar or the applicable Caterpillar affiliate will pay all correct invoices submitted pursuant to this Agreement within ***** from receipt of invoice for undercarriage production supply and within ***** of receipt of invoice for OEM Aftermarket Parts.
6.	Term. This Agreement shall commence as of the Effective Date and continue through:
a.	for ***** Caterpillar Machines, the earlier to occur of (1) Caterpillar termination of production of B Series Caterpillar Machines or (2) November 1, 2010; and

b.	for ***** Caterpillar Machines, November 1, 2010;

unless sooner terminated by either party, pursuant to the provisions set forth in Section 13. THIS AGREEMENT SHALL AUTOMATICALLY RENEW FOR SUCCESSIVE ONE-YEAR RENEWAL TERMS UNLESS EITHER PARTY PROVIDES TO THE OTHER PARTY HERETO AT LEAST SIX (6) MONTHS WRITTEN NOTICE OF TERMINATION PRIOR TO THE EXPIRATION OF THE THEN-CURRENT TERM OF THIS AGREEMENT OR UNLESS TERMINATED PURSUANT TO SECTION 13.
7.	Aftermarket Parts.
a.	ASV will sell to Caterpillar and Caterpillar affiliates OEM Aftermarket Parts for inclusion on A Series Caterpillar Machines and B Series Caterpillar Machines (“A and B Series Parts”) at the prices determined within the pricing guidelines set forth on Table 3 of Exhibit C and set forth in further detail on Attachment 1 to Exhibit C, subject to Section 7(c).

b.	ASV will sell to Caterpillar and Caterpillar affiliates OEM Aftermarket Parts for inclusion on ***** Caterpillar Machines (“***** Parts”) at prices determined within the pricing guidelines set forth on Table 4 of Exhibit C, subject to Section 7(c). The parties will create a list of ***** Parts and specific prices similar to Attachment 1 to Exhibit C prior to ASV’s initiation of full production of ***** Parts.

c.	Both parties will review and update the ASV proprietary OEM Aftermarket Parts listed on Exhibit C on an annual basis for competitive pricing and content. During that review, ASV will update the OEM Aftermarket Parts pricing lists on an annual basis within the percentages set forth in Tables 3 and 4 in Exhibit C. Caterpillar or its representatives may audit ASV’s books and records to confirm the ASV Manufacturing Costs used in determining OEM Aftermarket Parts Prices as part of the parties annual price reviews contemplated by Section 4.

d.	For a period of ***** years following the termination or expiration of this Agreement, ASV will sell to Caterpillar OEM Aftermarket Parts at the applicable parts prices listed in Exhibit C. If ASV for whatever reason ceases supplying any or all of the OEM Aftermarket Parts, ASV will grant to Caterpillar an irrevocable, worldwide, royalty-free, non-exclusive license for Caterpillar to manufacture (or outsource the manufacture of), use, distribute and

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Confidential
Execution Copy
sell such parts incorporating ASV intellectual property to support the Caterpillar aftermarket for the period of ***** years following the termination or expiration of the Agreement.

e.	ASV will take all necessary action to permit Caterpillar access to an alternative source of supply should ASV for whatever reason cease to be able to supply any or all of the OEM Aftermarket Parts.

f.	While this Agreement is in effect, ASV agrees not to compete with Caterpillar for the sale of OEM Aftermarket Parts.
8.
Warranty. ASV warrants that each Product shall be in full conformity with ASV’s and Caterpillar’s specifications, drawings, and data, including but not limited to, the Specifications. ASV further warrants that Product will be free from defects in design, material and workmanship. *****.

*****.
9.	Indemnification.
a.	ASV agrees to indemnify, defend, and hold harmless Caterpillar, its subsidiaries, affiliates, directors, officers, employees, agents, successors and assigns from and against all claims, demands, liabilities, losses, damages, costs, and expense, of whatsoever nature, including attorneys’ fees, arising from the injury or death of any person or loss or damage to property and the environment (including any damage caused by ASV’s failure to comply with any state or federal environmental rules and regulations), to the extent arising out of or connected with, directly or indirectly, (1) any defect of design, material, or workmanship of Product or failure of Product to conform with the Specifications, drawings, and data, including but not limited to, any recall of Product and related costs, (2) any act or omission to act by ASV or its employees, agents or contractors, (3) ASV’s breach of this Agreement and (4) infringement of any third party intellectual property rights arising because or on account of the design, manufacture, use or sale of the Product. It is expressly understood that this Section does not apply to the extent any suit, action, or proceeding is based upon actual or alleged infringement by improvements developed by Caterpillar, Caterpillar-supplied components or Caterpillar-supplied component parts.

b.	Caterpillar agrees to indemnify, defend, and hold harmless ASV, its subsidiaries, affiliates, directors, officers, employees, agents, successors and assigns from and against all claims, demands, liabilities, losses, damages, costs, and expense, of whatsoever nature, including attorneys’ fees, arising from the injury or death of any person or loss or damage to property and the environment (including any damage caused by Caterpillar’s failure to comply with any state or federal environmental rules and regulations), to the extent arising out of or connected with, directly or indirectly, (1) any defect of design, material, or workmanship of the Caterpillar Machines (except with respect to the Product used in such Caterpillar Machines), including but not limited to, any recall of Caterpillar Machines and related costs, (2) any act or omission to act by Caterpillar or its employees, agents or contractors, (3) Caterpillar’s breach of this Agreement and (4) infringement of any third party intellectual

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Confidential
Execution Copy
property rights arising because or on account of the design, manufacture, use or sale of the Caterpillar Machine, excluding the Product used in such machines. It is expressly understood that this Section does not apply to the extent any suit, action, or proceeding is based upon actual or alleged infringement by improvements developed by ASV, ASV-supplied components or ASV-supplied component parts.
10.	Confidential Information. Each party hereto agrees to hold in confidence any proprietary technical and business information observed at the Facility or otherwise received from the other party hereto (e.g., information relating to the disclosing party’s products or manufacturing methods or both, including, but not limited to, technical specifications, diagrams, discoveries, economic models, pro forma and other financial information, designs, business opportunities, cost and pricing data, records, customer lists, vendor lists and engineering, manufacturing, and marketing know-how) (the “Confidential Information”). The receiving party may only use Confidential Information for the purposes stated herein during the term of this Agreement. The receiving party shall obtain a signed copy of an Employee NDA (defined below) from each of its employees and subcontractors, prior to such employee or subcontractor performing services for the disclosing party. Upon request, the receiving party agrees to make the Employee NDAs signed by its employees and subcontractors available to the disclosing party for inspection. Each party shall use and shall not alter, except for filling in names and dates, the disclosing party’s standard employee and/or subcontractor nondisclosure agreement for signature by the receiving party’s employee or subcontractor, as the case may be (each an “Employee NDA”). Each party shall be responsible for any breach of this Section or any Employee NDA by its employees or agents.

Each party may be required to access the other party’s computer or other electronic systems in the performance of Services. At either party’s request, the other party hereto shall sign such party’s Nondisclosure and Security Agreement or comparable agreement used to protect similar proprietary information of such party.

The obligations and restrictions on use and disclosure of Confidential Information shall survive the termination and/or expiration of this Agreement for a period of five (5) years after such termination and/or expiration.
11.	Product Development and License.
a.	ASV at its own cost will be responsible for designing, developing, manufacturing, painting, improving and testing Product to meet the Specifications. In addition, ASV will perform such product tests agreed upon by both parties. Caterpillar will be responsible at its own cost for validation of the Caterpillar Machines equipped with Product.

b.	Upon expiration of this Agreement, or at any time during the term of this Agreement if so agreed upon by the parties, ASV shall grant to Caterpillar a royalty-bearing, nonexclusive, worldwide license to ASV’s intellectual property on terms agreed upon by both parties.

c.	Upon termination of this Agreement by ASV other than in accordance with Section 13 or by Caterpillar in accordance with Section 13, or if ASV cannot or will not provide, or continue to provide, to Caterpillar ASV Product or OEM Aftermarket Parts or the products described in Sections 2(f) or 7(d) (each a “Triggering Event”), ASV shall grant and hereby grants to Caterpillar a royalty-bearing, nonexclusive, irrevocable, worldwide license (the “Product License”) to ASV’s intellectual property that is necessary or useful for Caterpillar to continue using said intellectual property and to make, have made, sell, offer to sell, and import

Confidential
Execution Copy
products that are the same or similar to ASV Products or OEM Aftermarket Parts using the relevant ASV intellectual property and incorporate ASV Product into Caterpillar Machines for sale and distribution. If the defaulting party has not cured its default to the satisfaction of the terminating party within a Cure Period (as defined in Section 13), then the parties shall negotiate in good faith the royalty of the Product License with the said royalty being no less favorable than those terms (1) currently in place with existing licensees of ASV for products that are the same or similar to the ASV Products or (2) if ASV does not have licensees, representing approximately the typical royalty rates for similar intellectual property currently prevailing in the MTL machines undercarriage industry, and taking into account whether such license is being granted as a result of either party’s breach of the terms of this Agreement. In the event that the parties are unable to agree upon commercially reasonable royalty for the Product License within 60 days following a Cure Period and the breach has not been cured, then the parties shall appoint an independent certified public accountant who is familiar with MTL undercarriage market intellectual property royalty rates and who is acceptable to both parties (“Expert”) or, in the absence of an acceptable Expert, appointed on the application of either party by the President and CEO of the American Institute of Certified Public Accountants provided that the Expert appointed shall be an independent certified public accountant who is familiar with MTL undercarriage market intellectual property royalty rates. Both parties shall cooperate in good faith with the Expert and shall supply him or her in confidence all relevant data and information. The Expert so appointed shall act as an expert, shall make his or her determination as expeditiously as practicable, but in any event, within 60 days from selection or appointment of the Expert (the “60-Day Period”). The Expert’s determination shall be binding on the parties. The expenses of the Expert shall be borne equally by the parties. All aspects of the proceeding (including the existence, content and result of the proceeding) shall be treated as Confidential Information. During the 90-Day Period and 60-Day Period, Caterpillar shall have access to the Product License, but shall pay the finally-determined royalty for use during those periods and thereafter.

d.	Any and all intellectual property created solely by ASV during the course of this Agreement shall be solely owned by ASV, and, except as otherwise set forth herein, nothing herein shall be deemed to imply any license to or ownership interest in, Caterpillar of any such intellectual property so created. In the event that ASV shares any of ASV’s intellectual property with Caterpillar during the course of this Agreement, the shared ASV intellectual property shall remain the property of ASV, and nothing herein shall be deemed to imply any license to or ownership interest in, Caterpillar of any such intellectual property of ASV. Caterpillar shall only be permitted to use such intellectual property in its Development Efforts, in accordance with ASV’s instructions, or upon the occurrence of a Triggering Event, and in all cases in accordance with the terms of this Agreement, and any further use of the shared intellectual property by Caterpillar other than for the benefit of ASV shall be pursuant to a license in accordance with Section 11(b), in the case of Development Efforts, and in accordance with Section 11(c), in the case of a Triggering Event.

e.	Any and all intellectual property created solely by Caterpillar during the course of its Development Efforts shall be solely owned by Caterpillar, and nothing herein shall be deemed to imply any license to, or ownership interest in, ASV of any such intellectual property so created. In the event that Caterpillar shares any of Caterpillar’s intellectual property with ASV during the course of this Agreement, the shared intellectual property shall remain the property of Caterpillar and ASV shall only be permitted to use such intellectual property in accordance with Caterpillar’s instructions, and any further use of the shared intellectual property by ASV other than for the benefit of Caterpillar shall be pursuant to a license upon terms similar to those set forth in Section 11(b). Notwithstanding Caterpillar’s

Confidential
Execution Copy
purchasing obligations set forth in Section 2 to this Agreement, Caterpillar shall not be prevented during the term of this Agreement or at anytime thereafter from developing its own product that is similar to the ASV Product (the “Development Efforts”). To that end, Caterpillar may only use ASV’s intellectual property pertaining to the ASV Product in Caterpillar’s said Development Efforts, and in connection with any commercial sales by or for Caterpillar of product developed as a result of such Development Efforts and which incorporates ASV intellectual property, pursuant to a license granted under Section 11(b).

f.	This Agreement shall govern the ownership of any intellectual property created under this Agreement by the parties pertaining to the products in question notwithstanding those provisions of any prior agreements between the parties, including, but not limited to, the Multi-Terrain Rubber Tracked Loader Alliance Agreement dated October 31, 2000 (the “MTL Alliance Agreement”).
12.	Additional Terms.
a.	ASV Purchase of Caterpillar Components. ASV agrees to continue to purchase components as practicable from applicable Caterpillar component divisions in accordance with the parties’ current business practices.

b.	Termination of Other Agreements. The parties hereby terminate the following agreements by and between the parties: Termination Agreement dated January 22, 2004; MTL Alliance Agreement and Amendment No. 2. to the MTL Alliance Agreement dated April 3, 2003; Tradename License Agreement dated April 13, 1999; Management Services Agreement dated January 29, 1999; Marketing Agreement dated January 29, 1999; Commercial Alliance Agreement dated October 14, 1998; Securities Purchase Agreement dated October 14, 1998, and the Amendment to the Securities Purchase Agreement dated January 30, 2003; and Securities Purchase Agreement dated October 31, 2000.

c.	Disposition of Certain ASV Assets. Upon termination of the MTL Alliance Agreement, Caterpillar will either (1) return to ASV the ASV-owned assets previously purchased by ASV pursuant to the MTL Alliance Agreement, located at the Facility and identified on Exhibit F attached hereto and incorporated herein by reference (the “ASV Assets”) or (2) purchase the ASV Assets pursuant to Caterpillar’s standard equipment purchase order for an amount in cash equal to the net book value of the ASV Assets, as reflected in ASV’s most recent regularly-prepared and audited financial statements.
13.	Termination and Other Remedies for Breach.
a.	Caterpillar Termination Rights. Caterpillar may terminate this Agreement at any time, either totally or partially, in the event any of the following items shall occur:
(1)	Quality — Any Product fails to meet the Specifications or the quality goals set forth in the QCLDM Goals and ASV does not remedy such failure within the Cure Period as set forth in Section 13(d)(2) or a Product experiences consistent and recurring failures or other quality-related problems which disrupt Caterpillar’s business whether or not such failures are remedied.

(2)	Delivery — ASV consistently fails to meet Caterpillar schedules with timely shipments and daily shipments, if required, or the QCLDM Goals related to delivery, and such failure results from any action or inaction on the part of ASV or its agents or suppliers.

Confidential
Execution Copy
To that end, Caterpillar should not have to expedite normal deliveries. It is the obligation of ASV to maintain an up-to-date schedule. Upon cases of non-delivery resulting from ASV action or inaction, in addition to any other rights hereunder or provided by law, Caterpillar may purchase the needed part or product in the open market, and ASV shall reimburse Caterpillar the “cost-to-cover” charges either through a cash payment within 30 days of Caterpillar paying for the replacement part or products or through an offset by Caterpillar of any amounts owed to ASV hereunder.

(3)	Competitiveness — ASV fails to be responsive to the market place or fails to remain competitive on a worldwide basis with other manufacturers of comparable parts or products in terms of price, quality, quantity, availability, engineering, services, technology, reliability and timely delivery.

(4)	Breach — ASV materially breaches this Agreement or the Registration Rights Agreement.
b.	Other Termination Rights.
(1)	Insolvency — Either party may terminate this Agreement if the other party becomes insolvent or intends to dissolve or otherwise generally be unable to pay debts as they come due, or makes a general assignment for the benefit of creditors.

(2)	Bankruptcy — Either party may terminate this Agreement if a petition under any bankruptcy act or similar statute is filed or is intended to be filed by a creditor of the other party and is not vacated within ten (10) days through court order.

(3)	Caterpillar Breach — ASV may terminate this Agreement if Caterpillar does not make a payment owed to ASV hereunder in accordance with Section 5 or otherwise materially breaches this Agreement, or if Caterpillar breaches Section 4 of the Registration Rights Agreement.
c.	Additional Remedies for Breach. In addition to the other rights granted under this Agreement, whether or not Caterpillar terminates this Agreement pursuant to Section 13, provided Caterpillar has a basis for termination under Section 13, ASV agrees to pay for all ASV and Caterpillar reasonable expenses incurred as a result of such breach, including, but not limited to: material, tooling, labor, downtime and transportation expenses.

d.	Effect of Termination.
(1)	License. Upon termination, Caterpillar will receive the Product License described in Section 11(c).

(2)	Termination Plan. Prior to the Agreement being terminated by the respective party under Section 13(a) or 13(b)(3), Caterpillar and ASV will meet to establish a 90-day corrective action plan to address the concern of the terminating party (the “Cure Period”). If at the end of the Cure Period the defaulting party has not cured its default to the satisfaction of the terminating party, the parties agree to construct a termination plan to allow Caterpillar sufficient time to secure another acceptable source of undercarriages and related parts to avoid disruption to Caterpillar’s business. Upon Caterpillar’s reasonable determination that it has secured an acceptable source of undercarriages and related parts, Caterpillar shall provide ASV with at least 30 days’ prior written notice of final termination.

Confidential
Execution Copy
14.	Notices. When written notice is required by this Agreement, it shall be sent by certified mail, by courier, or by such method as will permit the sender to verify delivery, to the addresses set forth below:

For Caterpillar:	For ASV:

Caterpillar Inc.	A.S.V., Inc.
5000 Womack Road	840 Lily Lane
Sanford, North Carolina 27330	Grand Rapids, Minnesota 55744-4089
Attn: SSL/MTL Product Manager	Attn: Chief Executive Officer
Fax: (919) 777-2032	Fax: (218) 327-9123

With a copy to:	With a copy to:
Caterpillar Inc.	Dorsey & Whitney LLP
100 N.E. Adams Street	50 South Sixth Street, Suite 1500
Peoria, Illinois 61629	Minneapolis, Minnesota 55402
Attn: General Counsel	Attn: Philip E. Bauer
Fax: (309) 675-6620	Fax: (612) 340-7800
Written notice may also be sent by facsimile to the numbers listed above, but notice delivered in such manner shall only be effective upon the sender receiving electronic confirmation that the notice was faxed successfully. Notice shall be deemed received when actually delivered to the recipient as demonstrated by shipping records of a nationally recognized courier, the electronic confirmation or when delivered in person. The addresses and transmittal numbers set forth above can be changed only by written notice that complies with the requirements of this Section.

15.	Shipping Instructions. Orders will be placed using Caterpillar’s standard purchase order and shipping instruction forms. Any special freight charges occurring as a result of ASV’s lack of performance will be ASV’s responsibility. Any special freight charges occurring as a result of Caterpillar’s lack of performance will be Caterpillar’s responsibility.

16.	Inspection. Caterpillar shall have the right (but not the obligation) at reasonable times, to inspect materials, work in process, finished Product, and records relating thereto, at any facilities at which Product is manufactured or such records are kept. Caterpillar assumes no responsibility and waives no rights as a result of any such inspection.

19.	Force Majeure. Neither Caterpillar nor ASV shall be liable to the other for any delay in or failure of performance of their respective obligations hereunder if such performance is rendered impossible or impracticable by reason of fire, flood, hurricane, severe weather, explosion, earthquake, drought, embargo, war, riot, act of God or of public enemy, an act of governmental authority, agency or entity beyond the reasonable control of the party whose performance is affected, irrespective of whether such contingency is specified herein or is presently occurring or anticipated by either party. In the event either party is prevented from fulfilling its obligations under this Agreement because of such a force majeure as described herein, both ASV and Caterpillar shall make every effort to continue to maintain as much as possible the supplier-customer relationship established under this Agreement. However, if either Caterpillar or ASV are unable to meet its obligations hereunder because of the conditions described above and such inability continues for a period of 60 days, the other party shall have the right to terminate this Agreement upon 30 days’ prior written notice.

Confidential
Execution Copy
20.	Assignment; Subcontracting. This Agreement is not assignable by transfer, disposition, sale or otherwise, by either party without the written consent of the other party, such consent not to be unreasonably withheld; provided, however, that Caterpillar may assign this Agreement to a Caterpillar affiliate or subsidiary without ASV’s consent. ASV must notify Caterpillar in writing at least sixty (60) days prior to subcontracting any work or manufacturing required to be performed hereunder. ASV shall remain responsible for all of its obligations, whether or not those obligations are subcontracted to a third party. Further, ASV will make its subcontractors, agents and employees aware of the ASV obligations contained herein only to the extent such information is necessary to perform the subcontracted work or to prevent harm to Caterpillar. To that end, ASV shall be responsible for a breach of any ASV obligation contained herein by its subcontractors, agents and employees. Further, ASV shall be solely responsible for payment for the services of all of its agents, servants, or employees (including without limitation all salaries, taxes, insurance, fringe benefits or other costs and expenses of any kind), and shall be responsible for their direct supervision in the performance of all services provided by ASV and its agents, services and employees hereunder. It is understood and agreed that this Agreement shall be binding upon and inure to the benefit of the parties and their respective parent(s), subsidiaries, representatives, attorneys, agents, successors and assigns.

21.	No Third Party Beneficiaries. Except as set forth in Section 9, nothing contained in this Agreement, express or implied, shall be deemed to confer any rights or remedies upon, nor obligate any of the parties hereto, to any person other than the parties and their affiliates unless specifically stated herein to the contrary.

22.	Relationship of Parties. The parties’ relationship to each other is one of independent contractor and nothing contained in this Agreement shall be construed to imply that either party, or its officers, employees or agents, is an employee or agent of the other party for any purpose. Each party is responsible for the supervision, direction and control and assignment of their respective employees and agents. Neither party shall have the right, power or authority to create any obligation, expressed or implied, or to make any representation on behalf of the other party. Nothing herein is to imply an agency, joint venture or partner relationship between the parties.

23.	Trademarks. ASV shall not use in advertising, publicity, promotion, marketing, or other activity, any name, trade name, trademark, service mark or other designation of, or owned by, Caterpillar except upon the prior written permission of the Caterpillar Public Affairs Department.

24.	Applicable Law; Jurisdiction. This Agreement shall be deemed to have been entered in the State of Illinois. It shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to the conflict of laws provisions thereof. Any and all disputes concerning this Agreement may be instituted and maintained in the applicable federal court of competent jurisdiction in the State of Illinois.

25.	Entire Agreement. This Agreement, the Binding Term Sheet Provisions, the Registration Rights Agreement by and between the parties dated as of the date hereof, the QCLDM Goals, the exhibits attached hereto and the terms and conditions referenced in any purchase order issued by Caterpillar in connection with this Agreement (to the extent not inconsistent with this Agreement) constitute the entire agreement and understanding between the parties with respect to the subject matters herein and therein, and supersede and replace any and all prior agreements and understandings, whether oral or written, between them with respect to such matters, including the MTL Alliance Agreement. Both parties agree that the terms and conditions of any ASV quotation, offer, acknowledgment or similar document, however designated, shall not apply.

Confidential
Execution Copy
26.	Survival. Sections 7 through 11, 12(b), 13(c), 13(d), 14, 20-24 and 29 shall survive termination of this Agreement.

27.	Waiver. The provisions of this Agreement may be waived, altered, amended, or repealed in whole or in part only upon the written agreement of the parties. The waiver by either party of any breach of this Agreement shall not be deemed or construed as a waiver of any other breach, whether prior, subsequent or contemporaneous, to this Agreement.

28.	Change in Control. During this Agreement, if there is a change in control of ASV, Caterpillar shall have the right to terminate this Agreement effective immediately upon written notice. For purposes of this Section, a “change in control” shall be deemed to have occurred if and when any one or more third parties acting individually or jointly (“Purchaser”) (a) purchases substantially all of the assets of ASV, or its parent company, if applicable, or (b) becomes a beneficial owner, directly or indirectly, of securities representing in excess of 50% of the combined voting power of the then outstanding securities of ASV. Where the Purchaser is a competitor to Caterpillar, then a “change of control” shall include a purchase of substantially all of the ASV manufacturing assets or intellectual property related to this Agreement or if Purchaser becomes the beneficial owner, directly or indirectly, of ASV securities representing a combined voting power equal to or greater than twenty percent (20%).

29.	Severability; Injunctive Relief. Invalidation of any of the provisions contained herein, or the application of such invalidation thereof to any person, by legislation, judgment or court order shall in no way affect any of the other provisions hereof or the application thereof to any other person, and the same shall remain in full force and effect, unless enforcement as so modified would be unreasonable or grossly inequitable under all the circumstances or would frustrate the purposes hereof. It is the intention of the parties that if any of the restrictions or covenants contained herein is held to cover a geographic area or to be for a length of time that is not permitted by applicable law, or in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under applicable law, a court of competent jurisdiction shall construe and interpret or reform Section 2 to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained herein) as shall be valid and enforceable under such applicable law. The parties acknowledge that monetary damages may not be adequate to protect a party from breach of Section 2 of this Agreement by the other party and accordingly acknowledge that the nonbreaching party shall be entitled to seek, in addition to any other remedies it may have, specific performance, temporary and permanent injunctive relief or such other equitable remedies as may be available from any court of competent jurisdiction without the necessity of proving actual damage.

30.	Public Disclosures. Neither ASV nor Caterpillar shall issue any press release or make any other public disclosure (including disclosure to public officials) with respect to this Agreement, except as required by law, without the prior written approval of the other party.

31.	Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

32.	Section Headings. Section headings contained herein are for ease of reference only and shall not be given substantive effect.

Confidential
Execution Copy
33.	Counterparts; Signatures. This Agreement may be signed in one or more counterparts, each to be effective as an original. This Agreement shall not be binding on any party unless signed by both parties hereto.
[The remainder of this page is intentionally left blank.]

Confidential
Execution Copy
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized representatives as of the Effective Date.

Caterpillar Inc.	A.S.V., Inc.

By: /s/ Dan Murphy	By: /s/ Gary D. Lemke
Name: Dan Murphy	Name: Gary D. Lemke
Title: Vice President — Global Purchasing	Title: Chief Executive Officer

and

By: /s/ Edward J. Rapp
Name: Edward J. Rapp
Title: Vice President — Building Construction Products
[Signature Page to the Purchase Agreement]

Confidential
Execution Copy
Exhibit A
ASV Product

Caterpillar Machines	ASV Product
	A-series		B-series
	CAT part # A-series	ASV Part# A-series	CAT part # B-Series	ASV part #
247/257
RH Undercarriage	212-6554	0702-093	218-5861	0702-242
LH Undercarriage	212-6555	0702-092	218-5862	0702-243
Front Torsion Axle	225-9259	0702-001	225-9259	0702-001
Rear Torsion Axle	206-3809	0702-002	206-3809	0702-002
Spacer	212-6686	0702-060	212-6686	0702-060

267/277
Undercarriage Arrangement	199-5258	0700-056
	220-8151	0700-225
	230-3758	0700-236
RH Undercarriage	220-8153	0700-265	252-0401	0700-272
LH Undercarriage	220-8154	0700-266	252-0402	0700-273
Front Torsion Axle	197-4909	0700-028	197-4909	0700-028
Rear Torsion Axle	197-4914	0700-029	197-4914	0700-029
Tightener GP	205-8108	0700-112
Tool GP			218-6994	0700-267
Handle			218-6995	0700-268
Pin			209-2360	0700-132

287
RH Undercarriage	215-3949	0703-056	252-0351	0703-166
LH Undercarriage	215-3951	0703-055	252-0352	0703-167
Front Torsion Axle	257-7385	0703-182	257-7385	0703-182
Rear Torsion Axle	257-7386	0703-183	257-7386	0703-183
Spacer	230-3729	0201-148	230-3729	0201-148
Spacer	230-3730	0201-147	230-3730	0201-147

A-1

Confidential
Execution Copy

Caterpillar Machines	ASV Product
*****	CAT Part #	ASV part #
1 Speed, Single-Level Suspension Undercarriage
RH Side	258-2901	2035-030
LH Side	258-2902	2035-031
1 Speed, Dual-Level Suspension Undercarriage
RH Side	258-3001	2035-199
LH Side	258-3002	2035-200
*****, Dual-Level Suspension Undercarriage
RH Side	258-3701	2035-244
LH Side	258-3702	2035-352
Used on All Suspensions options
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
277 / 287 LH Front Torsion Axle	258-3603	2035-274
277 / 287 RH Front Torsion Axle	258-3604	2035-275
277 / 287 LH Rear Torsion Axle	258-3605	2035-276
277 / 287 RH Rear Torsion Axle	258-3606	2035-277
Spacer	230-3729	0201-148
Spacer	230-3730	0201-147
Washer	258-3013	2035-249
End Cap	258-3009	2035-356
Notes:
1.	Products include the current part numbers and any new or replacement part numbers issued by Caterpillar and agreed upon by Caterpillar and ASV.

2.	Prices are firm except as set forth in Section 4 of the Agreement.

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

A-2

Confidential
Execution Copy
Exhibit B
Cat Specifications
▪	*****
▪	*****
Future Cat Specifiations will be included in a Requests for Proposal pursuant to Section 1(b) or Section 2(d) of the Agreement.

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

B-1

Confidential
Execution Copy
Exhibit C
Pricing
     Table 1

*****price reductions
B Series	4/1/05 – 12/31/05	1/1/06 – 12/31/06	thereafter
Alpha undercarriage	$*****	$*****	$*****
Beta undercarriage	$*****	$*****	$*****
Charlie undercarriage	$*****	$*****	$*****
     Table 2

	Maximum Price for			Maximum Price for
*****	1/1/06 – 12/31/07			1/1/08 à
ASV Single Level Beta 1-speed	$	*	****	***** % price reduction on the adjusted Production price in effect as of December 31st of the prior year
ASV Dual Level Beta 1-speed	$	*	****	***** % price reduction on the adjusted Production price in effect as of December 31st of the prior year
ASV Dual Level Beta*****	$	*	****	***** % price reduction on the adjusted Production Price in effect as of December 31st of the prior year
     Table 3***

A Series and B Series	Until 10/31/05	11/1/05 à
Alpha undercarriage	***** * - *****%	***** ASV / ***** Cat ***** **
Beta undercarriage	***** * - *****%	***** ASV / ***** Cat ***** **
Charlie undercarriage	***** * - *****%	***** ASV / ***** Cat ***** **

******	means the ASV Dealer Net Price after all discounts to their dealers are applied.

**	The parties agree that under the ***** / ***** ***** , the price Caterpillar will pay for A and B Series Parts will not exceed, on a weighted-average basis, ***** minus ***** %.

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-1

Confidential
Execution Copy
     *** See also Attachment 1
     Table 4**

*****	From Date of Full Production
ASV Single Level	***** ASV / *****
Beta 1-speed	Cat ***** *
ASV Dual Level	***** ASV / *****
Beta 1-speed	Cat ***** *
ASV Dual Level	***** ASV / *****
Beta *****	Cat ***** *

*	The parties agree that under the ***** / ***** *****, the ***** price will not exceed, on a weighted average basis, ***** minus ***** %.

**	Sell also Attachment 2 [to be completed by the parties pursuant to Section 7(b)]

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-1

Confidential
Execution Copy
Attachment 1 to Exhibit C
A Series and B Series OEM Aftermarket Parts Prices

Description	Cat Part #	ASV Part #	Price
Non Proprietary Parts:
WASHER,4.05x2.1875x0.188	224-9407	0200-331	$*****
MOTOR,DRIVE,*****	215-3898	0201-141	$*****
NUT,HEX,JAM,1 1/4 - 7,RH	212-6632	0304-077	$*****
SNAP,RING	006-8663	0304-118	$*****
NUT,HEX,JAM,LOCKING,3/4-10UNC,	212-6559	0304-722	$*****
BEARING (62092RS)	199-5358	0307-039	$*****
BEARING,BALL,6207-OPEN	199-9929	0307-923	$*****
HOSE,DRIVE,MTL,-12	204-1384	0700-097	$*****
HOSE,DRIVE,MTL,-12	204-1383	0700-098	$*****
HOSE,DRAIN,MTL,-8	204-1382	0700-099	$*****
HOSE,BRAKE,MTL,-6	204-1385	0700-100	$*****
PIN,LOCK,1/4"	209-2670	0700-109	$*****
PIN,3/4x5.5	209-2360	0700-132	$*****
RETAINER	210-4693	0700-153	$*****
HOSE,-12,6000 PSI,53.5	212-6655	0700-203	$*****
HOSE,-12,6000 PSI,48.8	212-6656	0700-204	$*****
HOSE,-12,6000 PSI,63	212-6657	0700-205	$*****
MOTOR,HYD	220-8142	0700-217	$*****
WASHER,17.5x32.0x8.0	220-8122	0700-218	$*****
HOSE,-12,6000PSI,59.0	222-5666	0700-227	$*****
HOSE,-8,2000PSI,57.1	222-5667	0700-229	$*****
RING,SNAP,O.D,.125THICK,3.00"	234-0743	0700-235	$*****
HOSE,-12,6000PSI,47.6	230-3711	0700-237	$*****
HOSE,-12,6000PSI,77.6	230-3708	0700-238	$*****
HOSE,-12,6000PSI,50.8	230-3709	0700-239	$*****
HOSE,-12,6000PSI,50.4	230-3710	0700-240	$*****
HOSE,-6,2248PSI,38.6	222-5669	0700-244	$*****
HOSE,BRAKE,TIER II	218-6979	0700-269	$*****
BEARING,CONE	212-6631	0702-075	$*****
BEARING,CUP	216-6119	0702-076	$*****
BUSHING,DU,1.75 x 2.0	212-6694	0702-077	$*****
HOSE,DRIVE,RH,B	210-4680	0702-083	$*****

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Attachment 1 to Exhibit C

Confidential
Execution Copy

Description	Cat Part #	ASV Part #	Price
HOSE,DRIVE,LH,A	210-4681	0702-084	$*****
HOSE,DRIVE,RH,A	210-4682	0702-085	$*****
HOSE,DRIVE,LH,B	210-4683	0702-086	$*****
HOSE,CASE,LH	210-4684	0702-087	$*****
HOSE,BRAKE	212-6551	0702-089	$*****
BEARING,CUP	216-6120	0702-105	$*****
BEARING,CONE	215-3966	0702-106	$*****
O-RING,2-037,2-625 ODx2.5 IDx.	3P-0815	0702-113	$*****
RING,RETAINER,INT	6V-1366	0702-114	$*****
RING,SNAP,INT,PLATED	216-6148	0702-115	$*****
WASHER,BEARING	216-6149	0702-155	$*****
HOSE,CASE,RH	233-5912	0702-261	$*****
BUSHING,DU,2.50x3.50	230-3755	0703-025	$*****
HOSE,BRAKE,PORT Z	222-5729	0703-077	$*****
PIN,CLEVIS,.75x3.00	238-7609	0703-117	$*****
PIN,CLEVIS,.75x4.00	238-7610	0703-118	$*****
HOSE-12,6000 PSI,86.8"	218-6637	0703-170	$*****
HOSE-12,6000 PSI,90.2"	218-6638	0703-171	$*****
HOSE-8,2000 PSI,45.2"	218-6639	0703-172	$*****
HOSE-12,6000 PSI,70.9"	218-6647	0703-173	$*****
HOSE-12,6000 PSI,75.2"	218-6648	0703-174	$*****
NUT,HEX,NYLOCK,1/2-13 UNC,ZN	9X-0941	8040-606	$*****
NUT,HEX,NYLOCK,5/8-11 UNC,ZN	3K-2889	8040-726	$*****
NUT,HEX,1-8 UNC,STEEL LOCK,ZN	212-6558	8043-806	$*****
WASHER,SPRING LOCK,3/8,ZN	113-0693	8051-272	$*****
WASHER,SPRING LOCK,1/2,ZN	113-0693	8051-332	$*****
WASHER,SPRING LOCK,5/8,ZN	155-1170	8051-431	$*****
CAPSCREW,HH,3/8-16 UNCx1.0,GD8	165-3926	8102-222	$*****
CAPSCREW,HH,1/2-13UNCx1.75,GD8	8T-8919	8102-406	$*****
BOLT,CARRIAGE,1/2-13UNCx1.75,G	223-8372	8111-406	$*****
BOLT,CARRIAGE,1/2-13x2.00,GD8,	220-8163	8111-407	$*****
TUBE,COVER	210-4646	0200-003	$*****
TUBE,INNER	210-4645	0200-004	$*****
TOOTH,DRIVE,SPROCKET	199-5332	0302-635	$*****
SLEEVE,OUTER,TOOTH,SPROCKET	199-5333	0302-765	$*****
MOTOR,HYD	222-5662	0702-195	$*****

Proprietary Parts:

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Attachment 1 to Exhibit C

Confidential
Execution Copy

Description	Cat Part #	ASV Part #	Price
KIT,SCRAPER	234-0796	0200-436	$*****
SPACER, AXLE	230-3730	0201-147	$*****
RETAINER,AXLE	230-3729	0201-148	$*****
BEARING CONE,TAPERD END WHEEL	111-2124	0201-347	$*****
BEARING CUP,TAPERED END WHEEL	111-2125	0201-348	$*****
SEAL,APY,1.250x2.062x.450	212-6681	0303-141	$*****
SEAL,AP5,50x90x11.4	199-5377	0303-217	$*****
GUARD,BEARING	215-3956	0304-117	$*****
TENSIONER,TRACK	238-7679	0304-957	$*****
WHEEL,UHMW,OUTER,10"	199-5428	0307-009	$*****
PLUG,HOUSING,BEARING	190-8103	0307-074	$*****
PLATE,WHEEL,OUTER,6.5 x .1875	200-0809	0307-090	$*****
LOCK,AXLE,CARRIAGE	204-1371	0307-093	$*****
WLMT,SWING JOINT	199-5277	0307-113	$*****
WHEEL,SPLIT,14"	199-5305	0307-717	$*****
WHEEL,SPLIT,10"	199-5429	0307-718	$*****
SEAL,AP1TCY,34x72x23.5	199-9928	0307-801	$*****
AXLE,CARRIAGE	204-1375	0307-909	$*****
WLMT,TUBE,WHEEL	199-5432	0307-919	$*****
ASSY,TUBE,AXLE,W/NO WHEELS	199-5424	0307-926	$*****
ASSY,TUBE,WHEEL,10"	199-5427	0308-420	$*****
TRACK,220x18.0 -Rodless	200-0796	0310-666	$*****
WLMT,GUARD,SEAL	204-1431	0314-304	$*****
KIT,GUIDE,TRACK,MTL	215-4007	0402-463	$*****
WLMT,GUIDE,TRACK,A	238-7701	0402-612	$*****
WLMT,GUIDE,TRACK,B	238-7702	0402-615	$*****
WLMT,TABLE,I	199-5326	0700-016	$*****
WLMT,TABLE,II	199-5327	0700-017	$*****
WLMT,TUB,I	199-5288	0700-019	$*****
AXLE,TORSION,7000LB,-29DEG,41	197-4909	0700-028	$*****
AXLE,TORSION,7000LB,16DEG,41.4	197-4914	0700-029	$*****
WLMT,RACK,I	204-1445	0700-035	$*****
WLMT,RACK,II	204-1369	0700-036	$*****
WLMT,BEARING,I	204-1425	0700-038	$*****
WLMT,BEARING,II	204-1426	0700-039	$*****
WLMT,TUB,II	199-5289	0700-049	$*****
WLMT,BRIDGE	199-5290	0700-050	$*****
WLMT,PIVOT,CARRIAGE	199-5370	0700-059	$*****
RING,SPROCKET	200-0996	0700-065	$*****
WLMT,TENSIONER,TUBE	205-8106	0700-081	$*****

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Attachment 1 to Exhibit C

Confidential
Execution Copy

Description	Cat Part #	ASV Part #	Price
WLMT,ROD,RH	205-8105	0700-083	$*****
WLMT,ROD,LH	205-8104	0700-086	$*****
CAP,RATCHET	205-8090	0700-091	$*****
WLMT,RATCHET	205-8107	0700-096	$*****
HANDLE,EXTENSION	209-2616	0700-108	$*****
ASSY,JACK	205-8108	0700-112	$*****
SUB-ASSY,HOUSING,BEARING	210-4672	0700-148	$*****
ASSY,AXLE,14"	210-4697	0700-155	$*****
WLMT,SPROCKET,MACH	210-4671	0700-165	$*****
WLMT,CAP,14"WHEEL	212-6593	0700-174	$*****
WHEEL,14"	212-6590	0700-181	$*****
WHEEL,14",SPLIT	212-6591	0700-182	$*****
ASSY,AXLE,14"	236-5095	0700-184	$*****
WLMT,GUIDE,TRACK,1	215-4008	0700-187	$*****
WLMT,GUIDE,TRACK,2	215-4009	0700-190	$*****
AXLE,BETA,END	236-5090	0700-241	$*****
WLMT,CAP,14" WHEEL	230-3772	0700-247	$*****
ASSY,AXLE,14" W/O WHEELS	230-3734	0700-248	$*****
SUPPORT,BRIDGE,MACHINED	238-7678	0700-251	$*****
ASSY,WHEEL,14",TPRD CNTR WHL	236-5089	0700-252	$*****
WHEEL,14" SPLIT,1/2" BLT,LRG C	236-5091	0700-253	$*****
TRACK,220 IN,HIPLUG	238-7664	0700-260	$*****
ASSY,TURNBUCKLE,TENSIONER	218-6994	0700-267	$*****
ASSY,HANDLE,TENSIONER	218-6995	0700-268	$*****
AXLE,TORSION,7680LB,7DEG,36.83	225-9259	0702-001	$*****
AXLE,TORSION,7680LB,-32DEG,36.	206-3809	0702-002	$*****
TRACK,15 x 165.9	207-9711	0702-006	$*****
WLMT,PLATE,BEARING	212-6530	0702-024	$*****
CAP,2" x 1.25"	252-0443	0702-032	$*****
WLMT,SUSP,ALPHA	206-3811	0702-038	$*****
RING,SPROCKET,ALPHA	210-4647	0702-048	$*****
WHEEL,10"	206-3812	0702-057	$*****
ASSY,WHEEL,10"	212-6628	0702-059	$*****
SPACER,AXLE	212-6686	0702-060	$*****
ASSY,TENSIONER	210-0825	0702-064	$*****
ASSY,SEAL	219-4302	0702-098	$*****
CAP,WHEEL	215-4006	0702-111	$*****
RETAINER,SEAL	216-6141	0702-112	$*****
WLMT,TENSIONER	210-0826	0702-116	$*****
WLMT,ROD,LH	210-4641	0702-117	$*****

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Attachment 1 to Exhibit C

Confidential
Execution Copy

Description	Cat Part #	ASV Part #	Price
WLMT,ROD,RH	210-4640	0702-118	$*****
CAP,WHEEL	212-6682	0702-132	$*****
CAP,3/4-10	224-9417	0702-143	$*****
AXLE,MACHINED,10.32	215-3968	0702-145	$*****
AXLE,MACHINED,9.73	215-3969	0702-150	$*****
PLATE,WHEEL,10"	215-4005	0702-156	$*****
WLMT,HUB,WHEEL,10"	215-4004	0702-158	$*****
ASSY,HUB,WHEEL,10"	215-4002	0702-168	$*****
ASSY,HUB,WHEEL,10",1/2" BOLT H	219-4303	0702-169	$*****
WLMT,TABLE	207-9741	0702-184	$*****

WHEEL,10",W/HUB	223-8399	0702-200	$*****
ASSY,WHEEL,10",W/HUB	223-8398	0702-201	$*****
WHEEL,14",W/HUB	223-8397	0702-202	$*****
ASSY,WHEEL,14",W/HUB	223-8396	0702-203	$*****
WHEEL,10", BORED TO 1/2" BOLT	215-4003	0702-208	$*****
WASHER,4.41x2.00x.104	224-9409	0702-210	$*****
ASSY,INSTALLATION,TRACK	224-9415	0702-214	$*****
ASSY,TOOL,TRACK INSTALL,W/O BU	224-9416	0702-218	$*****
INSERT,WHEEL	234-0778	0702-219	$*****
TABLE,MACHINED,RH	234-0740	0702-227	$*****
TABLE,MACHINED,LH	234-0741	0702-228	$*****
SPROCKET,CAST,MACHINED	234-0742	0702-230	$*****
RAIL,ONE PIECE,AXLES	218-5699	0702-239	$*****
AXLE,ONE PIECE,CENTER	218-5698	0702-241	$*****
PLATE,BACKING	252-0441	0702-259	$*****
PLATE,BRACKET,TENSIONER	252-0442	0702-260	$*****
WLMT,RAIL,ALPHA,HEAVY	252-0440	0702-263	$*****
ASSY,TUBE,W/WHEELS,14"	222-5685	0703-001	$*****
AXLE,END,18"	222-5686	0703-003	$*****
WLMT,TUBE,AXLE,14"x3.5ID	222-5683	0703-004	$*****
ASSY,TUBE,W/WHEELS,10"	222-5689	0703-008	$*****
WLMT,HUB,WHEEL,10"	234-0734	0703-009	$*****
WLMT,TUBE,AXLE,10"	222-5687	0703-012	$*****
WLMT,SUSP,LH	215-3953	0703-017	$*****
AXLE,TORSION,10000 LB,15,29.5	220-8146	0703-019	$*****
AXLE,TORSION,10000 LB,15,33.25	215-3948	0703-020	$*****
WLMT,SUSP,RH	220-8157	0703-043	$*****
WLMT,TABLE,DRIVE,RH	219-4390	0703-044	$*****
WLMT,TABLE,DRIVE,LH	220-8159	0703-046	$*****
WLMT,BEARING PLATE, RH	230-3741	0703-058	$*****

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Attachment 1 to Exhibit C

Confidential
Execution Copy

Description	Cat Part #	ASV Part #	Price
WLMT,BEARING,LH	222-5691	0703-059	$*****
TRACK,HIPLUG,199.92@PL	220-8161	0703-061	$*****
WHEEL,UHMW,OUTER,10"	238-7728	0703-062	$*****
WHEEL,SPLIT,UHMW,INNER,10"	238-7729	0703-063	$*****
ASSY,TUBE,10",W/O WHEELS	222-5688	0703-064	$*****
ASSY,TUBE,14",W/O WHEELS	230-3771	0703-065	$*****
WHEEL,14"OUTER,1/2"HOLES	230-3732	0703-069	$*****
WHEEL,14",SPLIT,1/2" HOLES	230-3733	0703-070	$*****
WLMT,HUB,9.75,0.5	222-5684	0703-083	$*****
AXLE,CHARLIE END	222-5682	0703-086	$*****
LOCK,AXLE,END	234-0789	0703-090	$*****
MOUNT,AXLE,MACHINED	234-0733	0703-094	$*****
WLMT,BRKT,TENSIONER	236-5094	0703-106	$*****
PLATE,AXLE,EXT,0.5"	238-7709	0703-111	$*****
SCRAPER,W/ADJUSTABLE REAR	238-7697	0703-112	$*****
SCRAPER,W/ADJUSTABLE FRONT	238-7698	0703-113	$*****
ASSY,TENSIONER,CHARLIE	236-5108	0703-116	$*****
WLMT,TENSIONER,OPEN	252-0328	0703-162	$*****
AXLE,TOR,HRD,10K,15,15,29.5	257-7385	0703-182	$*****
AXLE,TOR,HRD,10K,15,33.25	257-7386	0703-183	$*****
WLMT,TUB,OPEN,RH	238-7710	2020-006	$*****
WLMT,TUB,OPEN,LH	238-7711	2020-007	$*****
WLMT,ROD,LH	252-0339	2020-029	$*****
END,TURNBUCKLE,RH	252-0327	2020-033	$*****
ASSY,TURNBUCKLE,LIGHT	238-7712	2020-034	$*****

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Attachment 1 to Exhibit C

Confidential
Execution Copy
Exhibit D
Cost Build Up

	Single Level U/C			Dual Level U/C			Dual Level U/C
	1 Speed Motor			1 Speed Motor			*****
New Material Cost	$	*	****	$	*	****	$	*	****

Labor (Assembly)		*	****		*	****		*	****
Labor (Loading)		*	****		*	****		*	****

Freight in @ *****		*	****		*	****		*	****
Freight Out @ *****/mile		*	****		*	****		*	****
Tarp Charge (Nov. - May)		*	****		*	****		*	****

Sub Total		*	****		*	****		*	****

Margin @ *****		*	****		*	****		*	****

Actual Sell Price to Cat	$	*	****	$	*	****	$	*	****

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.
D-1

Confidential
Execution Copy
Exhibit E
Warranty
1.	Periods: ASV shall warrant Product pursuant to Section 8 for the same periods for which Caterpillar warrants Caterpillar Machines to the end users under Caterpillar’s standard warranty periods. In line with Caterpillar’s current standard warranty periods, ASV’s warranty will begin on the delivery date of the Caterpillar Machine to the end user as recorded in Caterpillar’s warranty system or the applicable replacement parts warranty start date (each, the “Warranty Start Date”) and extend for the following periods:
a.	Product: ***** in service for Product and all components used therein, except machine undercarriage rubber belts.

b.	Machine undercarriage rubber belts: ***** operating hours, whichever occurs first. If a disabling defect in material or workmanship is found during the warranty period, ASV will provide an allowance toward the purchase of a new rubber belt. Such allowance will be based on accrued hours. The allowance will be calculated as follows:

User Allowance:

*****

*****

c.	Replacement parts: ***** days after Warranty Start Date.
ASV may amend the warranty periods set forth above only with Caterpillar’s prior written consent.
2.	Exclusions:
•	Caterpillar is responsible for providing timely notice of a warranty failure and proof of the delivery date to the first user.

•	ASV shall not be responsible for the cost associated with transporting the product to and from the place of business of a Caterpillar dealer or other source approved by ASV. Nor will ASV be responsible for travel, time and mileage to the customer location.

•	ASV shall not bear labor costs or local taxes, if applicable.

•	ASV shall not be responsible for parts shipping charges in excess of those which are usual and customary.
3.	Limitations:
•	ASV is not responsible for failures resulting from:

•	Any use or installation which ASV reasonably judges as improper.

•	Abuse, neglect and/or improper repair.

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.
E-2

Confidential
Execution Copy
•	Delay by the user or Caterpillar in making the product available after being notified of a potential product problem.
4.	Warranty Administration: Caterpillar will provide to ASV a monthly Field Incident Report (“FIR”) documenting standard warranty claims paid by Caterpillar in the previous month. The FIR will include, in Caterpillar’s sole discretion: the Caterpillar Factory Claim Number, Dealer Code, Caterpillar Model Designation, Caterpillar Product Serial Number, hours/miles/kilometers on the Caterpillar Machine, hour/miles/kilometers on the Product, Caterpillar Machine build date, Caterpillar Machine delivery date, description of the Product repaired or replaced, replacement Product’s Warranty Start Date, repair date, warranty claim paid date, Warranty Costs (as defined in Section 8) and warranty claim story.

ASV will review the FIR and deliver to Caterpillar a summary report within thirty (30) days of date of the FIR, which report will detail the warranty claims for which ASV accepts responsibility, otherwise ASV will be deemed to have accepted responsibility for all claims (“Accepted Claims”). ASV will reimburse Caterpillar for all Accepted Claim within sixty (60) days of the date of the FIR or Caterpillar may offset payments due under Section 5 against the amount of the Accepted Claims.

If Caterpillar disputes ASV’s decision regarding rejected warranty claims or Warranty Costs (a “Dispute”), then the parties will meet or hold a discussion via telephone conference to attempt to resolve the Dispute within sixty (90) days of the date of the FIR. If the parties are unable to resolve the Dispute, then both parties will engage senior management to resolve the Dispute. If a Dispute cannot be resolved under this process, then the parties may seek other rights available to them under the Agreement, in equity or law.

5.	Return of Failed Product: Failed Product shall not be returned to ASV unless ASV specifically requests such return, and then such product shall be returned at ASV’s sole expense.

Returned failed Product becomes the property of ASV upon resolution of the claim; however, ASV may not reuse, repair, or resell the returned failed Product in connection with this Agreement without prior approval from Caterpillar.

6.	Improvement; Review: ASV will, if applicable, take action to improve the reliability of Product furnished and will reduce future failure rates through the use of FIR data. The parties will review this warranty program annually to assure that it is meeting the intent of both parties to improve product reliability and reduce warranty cost.
E-2

Confidential
Execution Copy
Exhibit F
ASV Assets
ASV, Inc.
Assets at Caterpillar Sanford

		Depreciation				Accum Depr			Annual			NBV @
Date Purchased	Description	Life/Method	Cost			@ 12/31/2004			Depr Exp			9/30/2005

May 14, 2001	3-Ton Free Standing Tube Structure	10 yr SL	$	*	****	$	*	****	$	*	****	$	*	****

September 13, 2001	DC Electric Transducer Control Tool Kit	10 yr SL	$	*	****	$	*	****	$	*	****	$	*	****

October 26, 2001	Bridge Crane	10 yr SL	$	*	****	$	*	****	$	*	****	$	*	****

	Total											$	*	****

*****	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.
F-1